UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

Bolt Projects Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)

(415) 325-5912

(Registrant’s telephone number, including area code)

Golden Arrow Merger Corp.

10 E. 53rd Street, 13th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50	BSLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Bolt” and the “Company” refer to Bolt Projects Holdings, Inc., a Delaware corporation (f/k/a Golden Arrow Merger Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “GAMC” refer to Golden Arrow Merger Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 3 thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “The Business Combination Proposal” beginning on page 101 of the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by GAMC on July 18, 2024, GAMC entered into a business combination agreement (as amended, the “Business Combination Agreement”), dated October 4, 2023, with Beam Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GAMC (“Merger Sub”), and Bolt Threads, Inc. (“Old Bolt”). Pursuant to the Business Combination Agreement, Merger Sub was merged with and into Old Bolt, with Old Bolt surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

As previously reported on the Current Report on Form 8-K filed with the SEC on August 12, 2024, GAMC held a special meeting of stockholders on August 9, 2024 (the “Special Meeting”), at which the GAMC stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting, on August 13, 2024 (the “Closing Date”), the Business Combination was consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Business Combination and the entry into agreements relating thereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On August 13, 2024, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, Bolt, the Sponsor, independent directors of GAMC and certain former stockholders of Old Bolt entered into the Amended and Restated Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”). The material terms of the Registration Rights and Lock-Up Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 130 titled “Certain Agreements Related to the Business Combination – Registration Rights and Lock-Up Agreement.” Such description is qualified in its entirety by the text of the Registration Rights and Lock-Up Agreement, which is included as Exhibit 10.7 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on August 9, 2024, GAMC held the Special Meeting, at which the GAMC stockholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the Business Combination. On August 13, 2024, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Golden Arrow Merger Corp. to Bolt Projects Holdings, Inc., filed an amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and amended and restated its bylaws (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2 - The Charter Amendment Proposal,” “Proposal Nos. 3A-3G - The Governance Proposals” and “Description of the Post-Combination Company’s Securities” beginning on pages 141, 144 and 228 respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Holders of 492,278 shares of GAMC Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from GAMC’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.71 per share, or $5.3 million in the aggregate. The remaining balance in GAMC’s trust account of $0.9 million was released to the Company at the Closing.

As a result of the Business Combination, each outstanding share of Old Bolt capital stock was converted into the right to receive approximately 0.2949 shares of Bolt’s common stock, par value $0.0001 per share (“common stock”).

Additionally, the 140,000 outstanding shares of GAMC Class B common stock automatically converted to an equal number of shares of common stock.

Pursuant to subscription agreements entered into in connection with the Business Combination Agreement (collectively, the “Subscription Agreements”), certain investors purchased an aggregate of 464,801 newly-issued shares of common stock at a purchase price of $10.00 per share (the “PIPE Investment”). At the Closing, GAMC consummated the PIPE Investment.

After giving effect to the Business Combination, the redemption of Initial Shares as described above, the consummation of the PIPE Investment, and the additional issuances of common stock described under Item 3.02 of this Report, there were 31,660,231 shares of common stock, par value $0.0001 per share, issued and outstanding on August 13, 2024.

The common stock and warrants commenced trading on the Nasdaq Stock Market (“Nasdaq”) under the symbols “BSLK” and “BSLKW,” respectively, on August 14, 2024, subject to ongoing review of Bolt’s satisfaction of all listing criteria following the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as GAMC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express Bolt’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report or Exhibits 99.1-99.3 of this Report) and include statements regarding Bolt’s intentions, beliefs or current expectations concerning, among other things, the results of operations, financial condition, liquidity, prospects, growth, and strategies of Bolt and the markets in which Bolt operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Bolt. Factors that may impact such forward-looking statements include:

●	the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;

●	the risk of downturns and the possibility of rapid change in the highly competitive industry in which Bolt operates;

●	the risk that Bolt and its current and future collaborators are unable to successfully develop and commercialize Bolt’s products or services, or experience significant delays in doing so;

●	the risk that Bolt may never achieve or sustain profitability;

●	the risk that Bolt will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

●	the risk that Bolt experiences difficulties in managing its growth and expanding operations;

●	the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations;

●	the risk of product liability or regulatory lawsuits or proceedings relating to Bolt’s products and services;

●	the risk that Bolt is unable to secure or protect its intellectual property;

●	the risk that Bolt will not be able to maintain the listing of its securities on Nasdaq;

●	the price of Bolt’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which Bolt plans to operate, variations in performance across competitors, changes in laws and regulations affecting Bolt’s business and changes in the combined capital structure; and

●	other factors detailed under the section titled “Risk Factors” beginning on page 39 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by Bolt from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Bolt. There can be no assurance that future developments affecting Bolt will be those that Bolt has anticipated. Bolt undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Bolt’s business is described in the Proxy Statement/Prospectus in the section titled “Information About Bolt Threads” beginning on page 160, which is incorporated herein by reference.

Risk Factors

The risks associated with Bolt’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 39 and are incorporated herein by reference. A summary of the risks associated with Bolt’s business is also included beginning on page 34 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Financial Information

The audited consolidated financial statements of Old Bolt as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 are included in the Proxy Statement/Prospectus beginning on pages F-54, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Bolt as of June 30, 2024 and for the periods ended June 30, 2024 and 2023 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of GAMC and Old Bolt as of and for the six months ended June 30, 2024 and for the year ended December 31, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Old Bolt for the years ended December 31, 2023 and 2022 and the six months ended June 30, 2024 and 2023 are included in Exhibit 99.3 hereto and incorporated herein by reference.

Properties

The Company is remote-only and does not currently have a headquarters. Its workplace is described in the Proxy Statement/Prospectus in the section titled “Information About Bolt Threads – Employees and Human Capital Resources” on page 171 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of common stock following the consummation of the Business Combination and related or concurrent transactions by:

●	each person who is known to be the beneficial owner of more than 5% of issued and outstanding shares of common stock;

●	each of Bolt’s current named executive officers and directors; and

●	all current executive officers and directors of Bolt as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, Bolt believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percentage
5% Holders
Entities affiliated with Foundation Capital(2)	2,310,360	7.3%
Anderson Investments Pte. Ltd.(3)	2,471,861	7.8%
Scottish Mortgage Investment Trust PLC(4)	2,465,807	7.8%
Formation8 Partners Fund I, L.P.(5)	1,655,988	5.2%
Entities affiliates with Top Tier Capital Partners(6)	2,489,505	7.9%
Ginkgo Bioworks, Inc.(7)	2,679,319	8.5%
Golden Arrow Sponsor, LLC(8)	14,662,702	40.0%
Directors and Named Executive Officers
Daniel Widmaier(9)	302,940	*
David Breslauer(10)	839,384	2.6%
Randy Befumo(11)	110,862	*
Cintia Nardi(12)	176,356	*
Ransley Carpio	—	*
Jeri Finard	—	*
Sami Naffakh	—	*
Daniel Steefel	—	*
Steven Klosk	35,000	*
Esther van den Boom	—	*
Jerry Fiddler(13)	623,905	2.0%
All directors and executive officers as a group (11 individuals)(14)	2,088,447	6.5%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 2261 Market Street, Suite 5447, San Francisco, CA 94114.

(2)	Consists of (i) 2,284,830 shares held of record by Foundation Capital VI, L.P. and (ii) 25,530 shares held of record by Foundation Capital VI Principals Fund, LLC. Foundation Capital Management Co. VI, LLC is the general partner of each of Foundation Capital VI, L.P. and Foundation Capital VI Principals Fund, LLC. William Elmore, Ashu Garg, Paul Holland, Charles Moldow, Mike Schuh, Steve Vassallo, and Warren Weiss are the managing members of Foundation Capital Management Co. VI, LLC and may be deemed to share voting and investment power over the shares held by Foundation Capital VI, L.P. and Foundation Capital VI Principals Fund, LLC. The address of each of these entities is 550 High Street, 3rd Floor, Palo Alto, CA 94301.

(3)	Anderson Investments Pte. Ltd. is a direct wholly owned subsidiary of Thomson Capital Pte. Ltd., which in turn is a direct wholly owned subsidiary of Tembusu Capital Pte. Ltd., which in turn is a direct wholly owned subsidiary of Temasek Holdings (Private) Limited and may be deemed to share voting and investment power over the shares held by Anderson Investments Pte. Ltd. The address of each of these entities is 60B Orchard Road, #06-18 Tower 2, The Atrium@Orchard, Singapore 238891.

(4)	All shares of common stock are held by Baillie Gifford & Co. and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. Securities representing more than 5% of the class are held on behalf of Scottish Mortgage Investment Trust PLC, a close-ended investment trust which is managed by Baillie Gifford & Co. Limited, a wholly owned subsidiary of Baillie Gifford & Co. The address for these stockholders is c/o Baillie Gifford & Co, Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN.

(5)	Formation8 GP, LLC has sole voting and dispositive power with regard to the shares held by Formation8 Fund I, L.P. The managing members of Formation8 GP, LLC, are James Kim, Brian Koo, and Joe Lonsdale. The managing members of Formation8 GP, LLC, disclaim beneficial ownership of the shares held by Formation8 Fund I, L.P., except to the extent of their pecuniary interests therein. The address for Formation8 Fund I, L.P. is 4962 El Camino Real, Suite 212, Los Altos, CA 94022.

(6)	Represents shares held by Top Tier Venture Capital VII Holdings, Top Tier Venture Velocity Fund, L.P., TTBSP, L.P. — Opportunity Series and TTCP Co-Invest Overage Fund IX, L.P. (the “TTCP Funds”). Top Tier Capital Partners, LLC is the ultimate Manager of each of the TTCP Funds and may be deemed to beneficially own the shares held directly by each of the TTCP Funds. Each of Jessica Archibald, Sean Engel, Eric Fitzgerald, Garth Timoll, Sr. and David York make investment decisions for Top Tier Capital Partners, LLC and may be deemed to beneficially own the shares held directly by each of the TTCP Funds. Each of them disclaims beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The address for the TTCP Funds is 600 Montgomery Street, Suite 480, San Francisco, CA 94111.

(7)

Consists of 2,679,319 shares of common stock held by Ginkgo Bioworks, Inc. (“Ginkgo Bioworks”), a wholly owned subsidiary of Ginkgo Bioworks Holdings, Inc. (“Ginkgo”). Shares held by Ginkgo Bioworks may be deemed beneficially owned by Ginkgo, its sole parent. The address for Ginkgo and Ginkgo Bioworks is 27 Drydock Avenue, 8th Floor, Boston, Massachusetts 02210.

(8)	Includes 5,000,000 shares of common stock issuable upon exercise of warrants that will be exercisable within 60 days of August 13, 2024. Golden Arrow Sponsor, LLC, the Sponsor, is the record holder of the securities reported herein. According to a Schedule 13G filed on February 14, 2022, the Sponsor is controlled by Messrs. Babich, Doft, Hirt and Rechtschaffen. Accordingly, Messrs. Babich, Doft, Hirt and Rechtschaffen share voting and dispositive power over the securities held by the Sponsor and may be deemed to beneficially own such shares.

(9)	Consists of 302,940 shares of common stock that are issuable upon exercise of options exercisable as of or within 60 days of August 13, 2024.

(10)

Consists of (i) 783,355 shares of common stock that are held by the David N. Breslauer Family Trust and (ii) 56,029 shares of common stock that are issuable upon exercise of options exercisable as of or within 60 days of August 13, 2024.

(11)	Consists of 110,862 shares of common stock underlying restricted stock units that will vest within 60 days of August 13, 2024.

(12)	Consists of 176,356 shares of common stock that will be issuable upon exercise of options exercisable as of or within 60 days of August 13, 2024.

(13)	Consists of (i) 62,461 shares of common stock held by JAZEM I Family Partners, LP, (ii) 495,459 shares of common stock held by Zygote Ventures LLC. Mr. Fiddley may be deemed to beneficially own the shares held directly by each of JAZEM I Family Partners, LP and Zygote Ventures LLC and (iii) 65,985 shares of common stock that will be issuable upon exercise of options exercisable as of or within 60 days of August 13, 2024.

(14)	Includes (i) 358,969 shares of common stock subject to options held by all executive officers and directors that are exercisable within 60 days of August 13, 2024, and (ii) 353,203 shares of common stock subject the vesting of restricted stock units within 60 days of August 13, 2024.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Business Combination Agreement and documents related thereto, and in accordance with the terms of the Business Combination Agreement, each executive officer of GAMC ceased serving in such capacities, and each of Jacob Doft, Lance Hirt, Andrew Rechtschaffen, Brett Barth, Lloyd Dean and Jack D. Hidary ceased serving on GAMC’s board of directors.

Upon to the consummation of the transactions contemplated by the Business Combination Agreement and documents related thereto, and in accordance with the terms of the Business Combination Agreement, Ransley Carpio, Jeri Finard, Sami Naffakh, Daniel Steefel, Steven Klosk, Esther van den Boom and Jerry Fiddler were elected as directors of Bolt by the holders of Class B common stock of GAMC, to serve until the end of their respective terms and until their successors are elected and qualified. Esther van den Boom, Daniel Steefel and Steven Klosk were appointed to serve on Bolt’s audit committee with Ms. van den Boom serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Jerry Fiddler and Ransley Carpio were appointed to serve on Bolt’s compensation committee with Mr. Fiddler serving as the chair. Jeri Finard and Sami Naffakh were appointed to serve on Bolt’s nominating and Corporate Governance Committee with Ms. Finard serving as the chair.

Daniel Widmaier was appointed as Bolt’s Chief Executive Officer and principal executive officer, Randy Befumo was appointed as Bolt’s Interim Chief Financial Officer and principal financial officer and principal accounting officer, Cintia Nardi was appointed as Bolt’s President, David Breslauer was appointed as Bolt’s Chief Technology Officer, and Paul Slattery was appointed as Bolt’s General Counsel and Secretary.

Additional information regarding Bolt’s directors and executive officers after the consummation of the Business Combination is included in the Proxy Statement/Prospectus in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 222 and that information is incorporated herein by reference.

Additionally, interlocks and insider participation information regarding Bolt’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Management of Post-Combination Company Following the Business Combination – Compensation Committee Interlocks and Insider Participation” beginning on page 227 and that information is incorporated herein by reference.

Director Independence

The independence of each director of Bolt is described in the Proxy Statement/Prospectus in the section titled “Management of Post-Combination Company Following the Business Combination – Director Independence” on page 225 and is incorporated herein by reference.

Director Compensation

The compensation of Old Bolt’s directors is described in the Proxy Statement/Prospectus in the section titled “Bolt Threads’ Executive and Director Compensation” beginning on page 172 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of Old Bolt’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Bolt Threads’ Executive and Director Compensation” beginning on page 172 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of Bolt are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 217 and that information is incorporated herein by reference.

Additionally, in connection with the Business Combination, Ginkgo Bioworks, Inc. (“Ginkgo”) holds over 5% of the shares of outstanding common stock. In October 2022, Old Bolt and Ginkgo executed several concurrent agreements including a Senior Secured Note Purchase Agreement (the “Ginkgo Note Purchase Agreement”) and a 2022 Technical Development Agreement (“2022 TDA”).

On December 29, 2023, Old Bolt entered into an amendment (the “Ginkgo Note Purchase Agreement Amendment No. 1”) to the Ginkgo Note Purchase Agreement to modify its outstanding senior secured notes (the “Senior Secured Notes”) held by Ginkgo. Under the terms of the modification, the $30.0 million outstanding in Senior Secured Notes was converted into (i) $10.0 million of outstanding principal was exchanged for a convertible note with the same terms as the convertible notes issued pursuant to the Note Purchase Agreement entered into by the PIPE Subscribers (ii) $11.8 million of Senior Secured Notes, (iii) a nonexclusive right to license certain of Bolt’s intellectual property, and (iv) a reduction of Old Bolt’s outstanding prepaid balance under the 2022 Technical Development Agreement by $5.4 million. As of June 30, 2024, the prepaid balance remaining under the 2022 Technical Development Agreement was $3.9 million.

The interest rate of the remaining Senior Secured Notes was amended, from the existing rate of treasury rate plus 6.00% per annum, to 12.00% per annum, and the maturity date of the remaining Senior Secured Notes was extended, from the existing maturity date of October 14, 2024, to December 31, 2027. As of June 30, 2024, $12.5 million of Senior Secured Notes was outstanding and the effective interest rate was 8.1%.

In April 2024, Old Bolt entered into a second amendment to the Ginkgo Note Purchase Agreement (the “Ginkgo Note Purchase Agreement Amendment No. 2”). Pursuant to the second amendment, the interest from the Ginkgo NPA Amendment effective date until the occurrence of the SPAC transaction was paid in kind by capitalizing and adding such accrued interest to the principal of the Amended Senior Notes at our option. In addition, upon the occurrence of the SPAC transaction, Bolt prepaid an aggregate principal amount of the Amended Senior Notes equal to $0.5 million.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Bolt Threads – Legal Proceedings” beginning on page 171, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of common stock and Bolt’s warrants commenced trading on the Nasdaq under the symbols “BSLK” and “BSLKW,” respectively, on August 14, 2024, in lieu of the Class A common stock, warrants and units of GAMC. Bolt has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Board to retain all earnings, if any, for use in Bolt’s business operations and, accordingly, Bolt’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon Bolt’s revenues and earnings, if any, capital requirements and general financial condition, as well as contractual restrictions such as those in the Ginkgo Note Purchase Agreement. The payment of any cash dividends is within the discretion of the Board. Further, the ability of Bolt to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Information respecting GAMC’s Class A common stock, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price and Dividend Information” on page 255 and such information is incorporated herein by reference.

Description of Registrant’s Securities

The description of Bolt’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of the Post-Combination Company’s Securities” beginning on page 228 and is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of Bolt’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of the Post-Combination Company’s Securities – Limitations on Liability and Indemnification of Officers and Directors” beginning on page 230 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, GAMC consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference.

Bolt issued the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with Bolt’s transfer agent). The parties also had adequate access, through business or other relationships, to information about Bolt.

At Closing, Bolt issued 600,000 shares of common stock to a former landlord and 150,000 shares of common stock to a former supplier in connection with settlement agreements as set forth in the Proxy Statement/Prospectus in the section titled “Bolt Threads Management’s Discussion and Analysis of Financial Condition and Results of Operations —Critical Accounting Policies and Estimates – Share-based Termination Liability” beginning on page 194 and is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Business Combination is the equivalent of Old Bolt issuing stock for the net assets of GAMC, accompanied by a recapitalization and thus is treated as a reverse recapitalization in accordance with GAAP. The net assets of GAMC will be stated at historical cost, with no goodwill or other intangible assets recorded.

(a) Dismissal of independent registered public accounting firm.

On August 13, 2024, the Audit Committee of the Board dismissed WithumSmith+Brown, PC (“Withum”), GAMC’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm.

The report of Withum on GAMC’s, the Company’s legal predecessor, balance sheet as of December 31, 2023 and 2022 and the statements of operations, changes in stockholders’ deficit and cash flows for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to GAMC’s ability to continue as a going concern if i was unable to raise additional funds to alleviate liquidity needs and complete a business combination.

During the period through June 30, 2024, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on GAMC’s financial statements for such period.

During the period through June 30, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for the material weaknesses disclosed under the heading “Item 9A. Controls and Procedures—Evaluation of Controls and Procedures” in GAMC’s Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC on April 23, 2024.

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated August 19, 2024, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On August 13, 2024, the Audit Committee of the Board approved the engagement of Elliott Davis, PLLC (“Elliott Davis”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2024. Elliott Davis served as independent registered public accounting firm of Old Bolt prior to the Business Combination. During the period through June 30, 2024, neither the Company nor anyone on the Company’s behalf consulted with Elliott Davis with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company financial statements, and neither a written report nor oral advice was provided to the Company that Elliott Davis concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, “Director Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

2024 Equity Incentive Plan

At the Special Meeting, the GAMC stockholders approved the Bolt Projects Holdings, Inc. 2024 Incentive Award Plan (the “2024 Incentive Plan”). The 2024 Incentive Plan was previously approved, subject to stockholder approval, by GAMC’s board of directors . The Incentive Award Plan became effective immediately upon the Closing. A total of 7,184,418 shares of Bolt Threads common stock were reserved under the Incentive Award Plan.

A summary of the terms of the 2024 Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5 – The Incentive Plan Proposal” beginning on page 147 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the 2024 Incentive Plan, a copy of which is attached hereto as Exhibit 10.18 and incorporated herein by reference.

2024 Employee Stock Purchase Plan

At the Special Meeting, the GAMC stockholders considered and approved the Bolt Projects Holdings, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by GAMC’s board of directors . The ESPP became effective immediately upon the Closing. A total of 957,922 shares of Bolt Threads common stock were reserved under the ESPP.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 6 – The ESPP Proposal” beginning on page 152 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on August 13, 2024, Bolt’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Bolt. The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. A copy of the Code of Business Conduct and Ethics can also be found at https://boltthreads.com/investors under the link “Code of Business Conduct.”

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1 – The Business Combination Proposal” beginning on page 101, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, Bolt became the successor issuer to GAMC. Pursuant to Rule 12g-3(a) under the Exchange Act, Bolt’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old Bolt as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 are included in the Proxy Statement/Prospectus beginning on pages F-54, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Bolt as of June 30, 2024 and for the periods ended June 30, 2024 and 2023 are included as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of GAMC and Old Bolt as of and for the six months ended June 30, 2024 and for the year ended December 31, 2023 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Filed Herewith
2.1+	Business Combination Agreement, dated as of October 4, 2023, by and among the Registrant, Beam Merger Sub, Inc. and Bolt Threads, Inc.	S-4/A	333-276849	2.1	7/10/2024
2.1(a)+	Amendment No. 1 to the Business Combination Agreement, dated as of June 10, 2024, by and among the Registrant, Beam Merger Sub, Inc. and Bolt Threads, Inc.	8-K	001-40223	2.1	6/13/2024
3.1	Second Amended and Restated Certificate of Incorporation, dated as of August 13, 2024.					X
3.2	Amended and Restated Bylaws, dated as of August 13, 2024.					X
4.1	Specimen Unit Certificate.	S-1/A	333-253465	4.1	3/5/2021
4.2	Specimen Class A Common Stock Certificate.	S-1/A	333-253465	4.2	3/5/2021
4.3	Specimen Warrant Certificate.	S-1/A	333-253465	4.3	3/5/2021
4.4	Warrant Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of March 16, 2021.	8-K	001-40223	4.1	3/22/2021
10.1	Form of PIPE Subscription Agreement.	S-4/A	333-276849	10.1	7/10/2024
10.2	Form of Amendment to PIPE Subscription Agreement.	10-K	001-40223	10.17	3/15/2024
10.3	Form of Amendment No. 2 to PIPE Subscription Agreement.	8-K	001-40223	10.2	6/13/2024
10.4	Sponsor Support Agreement, dated as of October 4, 2023, by and among Golden Arrow Sponsor, LLC, the Registrant and Bolt Threads, Inc.	S-4/A	333-276849	10.2	7/10/2024
10.5	Amendment No. 1 to the Sponsor Support Agreement, dated as of June 10, 2024, by and among Golden Arrow Sponsor, LLC, the Registrant and Bolt Threads, Inc.	8-K	001-40223	10.1	6/13/2024

10.6	Stockholder Support Agreement, dated as of October 4, 2023, by and among the Registrant, Bolt Threads, Inc. and certain other stockholder parties thereto.	S-4/A	333-276849	10.3	7/10/2024
10.7	Amended and Restated Registration Rights and Lock-Up Agreement, dated as of August 13, 2024, by and between the Registrant and each of the executive officers and directors of the Registrant.					X
10.8	Letter Agreement among the Registrant, Golden Arrow Sponsor, LLC, and each of the officers and directors of the Registrant, dated as of March 16, 2021.	8-K	001-40223	10.1	3/22/2021
10.9	Investment Management Trust Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of March 16, 2021.	8-K	001-40223	10.2	3/22/2021
10.10	Amendment to Investment Management Trust Agreement between the Registrant and Continental Stock Transfer & Trust Company, dated as of March 15, 2023.	8-K	001-40223	10.1	3/22/2023
10.11	Amended and Restated Promissory Note, dated as of March 18, 2022, issued to Golden Arrow Sponsor, LLC.	10-K	001-40223	10.8	3/31/2022
10.12	Promissory Note, dated as of February 25, 2022, issued to Golden Arrow Sponsor, LLC.	10-K	001-40223	10.9	3/31/2022
10.13	Promissory Note, dated as of August 26, 2022, issued to Golden Arrow Sponsor, LLC.	8-K	001-40223	10.1	9/1/2022
10.14	Promissory Note, dated as of March 8, 2023, issued to Golden Arrow Sponsor, LLC.	8-K	001-40223	10.1	3/10/2023
10.15	Promissory Note, dated as of March 17, 2023, issued to Golden Arrow Sponsor, LLC.	8-K	001-40223	10.2	3/22/2023

10.16	Promissory Note, dated as of December 18, 2023, issued to Golden Arrow Sponsor, LLC.	8-K	001-40223	10.1	12/18/2023
10.17	Promissory Note, dated as of April 3, 2024, issued to Golden Arrow Sponsor, LLC.	8-K	001-40223	10.1	4/5/2024
10.18#	Bolt Projects Holdings, Inc. 2024 Incentive Award Plan.					X
10.19#	Bolt Projects Holdings, Inc. 2024 Employee Stock Purchase Plan.					X
10.20#	Consulting Agreement, dated as of April 23, 2023, by and between Bolt Threads, Inc. and Randy Befumo.	S-4/A	333-276849	10.19	7/10/2024
10.21	Amendment No. 1 to Senior Secured Note Purchase Agreement, dated as of December 29, 2023, by and between Bolt Threads, Inc. and Ginkgo Bioworks, Inc.	S-4/A	333-276849	10.20	7/10/2024
10.22	Amendment No. 2 to Senior Secured Note Purchase Agreement, dated as of April 3, 2024, by and between Bolt Threads, Inc. and Ginkgo Bioworks, Inc.	S-4/A	333-276849	10.21	7/10/2024
10.23	Amended and Restated Note, dated as of December 29, 2023, by and between Bolt Threads, Inc. and Ginkgo Bioworks, Inc.	S-4/A	333-276849	10.22	7/10/2024
10.24	Convertible Note, dated as of December 29, 2023, by and between Bolt Threads, Inc. and Ginkgo Bioworks, Inc.	S-4/A	333-276849	10.23	7/10/2024
10.25	Service Agreement, dated as of August 12, 2023, by and between Bolt Threads, Inc. and Laurus Bio Private Limited.	S-4/A	333-276849	10.24	7/10/2024
10.26#	Amendment to Consulting Agreement, dated as of April 11, 2024, by and between Bolt Threads, Inc. and Randy Befumo.	S-4/A	333-276849	10.25	7/10/2024
10.27	Supply and License Agreement, dated as of August 1, 2021, by and between Bolt Threads, Inc. and Vegamour, Inc.

10.27(a)	Amendment No. 1 to Supply and License Agreement, dated as of August 19, 2022, by and between Bolt Threads, Inc. and Vegamour, Inc.	S-4/A	333-276849	10.26(a)	7/10/2024
10.27(b)	Amendment No. 2 to Supply and License Agreement, dated as of April 18, 2023, by and between Bolt Threads, Inc. and Vegamour, Inc.	S-4/A	333-276849	10.26(b)	7/10/2024
10.28	Amendment No. 3 to Senior Secured Note Purchase Agreement, dated as of May 31, 2024, by and between Bolt Threads, Inc. and Ginkgo Bioworks, Inc.	S-4/A	333-276849	10.27	7/10/2024
10.29	Form of Director and Officer Indemnification Agreement.	S-4/A	333-276849	10.27	7/10/2024
14.1	Code of Business Conduct and Ethics.					X
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.					X
21.1	List of Subsidiaries.					X
99.1	Unaudited condensed consolidated financial statements of Bolt Threads, Inc. as of June 30, 2024 and for the periods ended June 30, 2024 and 2023.					X
99.2	Unaudited pro forma condensed combined financial information of Golden Arrow Merger Corp. and Bolt Threads, Inc. as of and for the six months ended June 30, 2024 and for the year ended December 31, 2023.					X
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X

+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

#	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: August 19, 2024	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer